                                                                    Exhibit 10.7

                      NOTE AND WARRANT PURCHASE AGREEMENT

     This Note and Warrant Purchase Agreement is made as of October 9, 1998 by and between Genomica Corporation, a Delaware corporation (the "Company"), and the persons or entities named on the signature page attached hereto (individually, a "Purchaser" and collectively, the "Purchasers").

     The Parties hereby agree as follows:

1.   Amount and Terms of the Loan; Purchase and Sale of the Warrants

     1.1 The Loan. Subject to the terms of this Agreement, the Company shall borrow from the Purchaser and the Purchaser, severally and not jointly, shall lend to the Company up to the amount set forth opposite the Purchaser's name on the attached Schedule of Purchasers (each, a "Loan Amount") pursuant to convertible promissory notes in the form attached hereto as Exhibit A (the "Notes"). The Loan Amounts are hereinafter referred to collectively as the "Loan." The Company will borrow fifty percent (50%) of the Loan initially and thereafter may, but shall not be required to, borrow an additional amount up to the remaining fifty percent (50%) of the Loan.

     1.2 Purchase and Sale of Warrants. The Company will issue and sell to the Purchaser and the Purchaser will purchase, severally and not jointly, warrants in the form attached hereto as Exhibit B (the "Warrants") to purchase up to that number of shares of the Company's Applicable Series Preferred Stock (as defined below) as set forth opposite the Purchaser's name on the Schedule of Purchasers (each, a "Warrant Amount") on the following terms: (i) the per share exercise price will be the price per share (the "Applicable Series Preferred Stock Price") at which the next round of Preferred Stock issued and sold by the Company in which the gross proceeds to the Borrower are at least $3,000,000, not including any conversion of the Notes (a "Qualified Financing"). The "Applicable Series Preferred Stock" shall be the series of Preferred Stock next issued and sold by the Company in a Qualified Financing. The Company will issue and sell Warrants to purchase fifty percent (50%) of the Warrant Amount initially and thereafter, will issue and sell an additional number of Warrants if and only if the Company has a Second Closing (as defined below) with respect to the Loan. In the case of a Second Closing, the number of additional Warrants to be issued in the Second Closing will be in proportion to the additional amount of the Loan that is borrowed by the Company in the Second Closing.

2.   The Closing

     2.1 Closing Dates. The first closing as to the purchase and sale of the Notes and the Warrants (the "First Closing") shall be held no later than October 9, 1998, at the offices of Cooley Godward llp, 2595 Canyon Blvd., Suite 250, Boulder, Colorado 80302, or at such other time as the Company and the Purchasers of a majority of the Notes shall agree (the

"First Closing Date"). Any second closing (the "Second Closing") as to the purchase and sale of the Notes and Warrants may be held at the place and time determined by the Company, provided that the Company shall provide the Purchasers with seven (7) days advance written notice of the Second Closing. The First Closing and the Second Closing are referred to collectively hereinafter as the "Closings."

     2.2 Delivery. At the First Closing (i) the Purchaser will deliver to the Company a check or wire transfer of funds in the amount of fifty percent (50%) of such Purchaser's Loan Amount; and (ii) the Company shall deliver to the Purchaser a Note representing fifty percent (50%) of such Purchaser's Loan Amount, an executed Warrant and an amendment to the Registration Rights Agreement dated as of March 22, 1996, as amended, by and among the Company and certain investors, to the effect that the shares of Common Stock underlying the shares of Preferred Stock issuable upon conversion of the Notes and exercise of the Warrants will have the registration rights provided for in that agreement. At the Second Closing, if any, (i) each Purchaser will deliver to the Company a check or wire transfer of funds in the amount of the portion of the remaining amount of such Purchaser's Loan Amount that the Company is borrowing; and (ii) the Company shall deliver to the Purchaser a Note representing the remaining amount of such Purchaser's Loan Amount that the Company is borrowing and an executed Warrant.

3.   Representations and Warranties of the Company

     The Company hereby represents and warrants to each Purchaser as follows:

     3.1 Operations. As of the date hereof there is no action, suit, claim, proceeding or investigation pending or threatened against or affecting the Company and the Company is not subject to any order, writ, injunction or decree entered in any lawsuit or proceeding.

     3.2  Organization, Qualifications Corporate Power

          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where failure to so qualify would not have a material adverse effect on the business, affairs or prospects of the Company. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement.

     3.3  Authorization of Agreements, Etc.

          (a) The execution and delivery by the Company of this Agreement, the Notes and the Warrants (the "Transaction Documents") the performance by the Company of its obligations hereunder and thereunder, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of

                                      2.

government, the Certificate of Incorporation of the Company, as amended (the "Charter") or the Bylaws of the Company (the "Bylaws"), as amended, or any provision of any indenture, agreement or other instrument to which the Company or its properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company. To the best of the Company's knowledge, the execution, delivery and performance of the Transaction Agreements does not violate, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default by any other party under any other indenture, agreement or instrument.

     3.4 Third Party Approvals. No registration or filing with, or consent or approval of or other action by any third party, is or will be necessary for the valid execution, delivery and performance by the Company of the Transaction Agreements, the issuance, any eventual sale and delivery of the preferred stock or upon conversion thereof, the issuance and delivery of any shares issuable upon conversion of the preferred stock, other than filings pursuant to state securities laws (all of which filings have been made by the Company, other than those which are required to be made after the Closing and which will be duly made on a timely basis).

     3.5 Proprietary Information of Third Parties. To the best knowledge of the Company, no third party has claimed or has reason to claim that any person employed by or affiliated with (or currently proposed to be employed by or affiliated with) the Company has (a) violated or may be violating any of the terms and conditions of his employment, non-competition or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company which suggests that such a claim might be contemplated. To the best knowledge of the Company, no person employed by or affiliated with (or currently proposed to be employed by or affiliated with) the Company has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best knowledge of the Company, no person employed by or affiliated with (or currently proposed to be employed by or affiliated with) the Company has violated any confidential relationship with such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company, and the Company has no reason to believe there will be any such employment or violation. To the best knowledge of the Company, none of the execution or delivery of the Transaction Agreements, or the carrying on of the business of the Company as officers, employees or agents by any officer, director or key employee of the Company (or currently proposed to be such an officer, director or key employee), or the conduct or proposed conduct of the business of the Company, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

                                      3.

     3.6 Patents, Trademarks, Etc. The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know how (collective, "Intellectual Property") necessary or desirable to the conduct of its business as conducted and as proposed to be conducted, and no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company as conducted and as proposed to be conducted infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and to the best of the Company's knowledge, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or, to the best of the Company's knowledge, threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and there is no basis for any such claim (whether or not pending or threatened). To the best of the Company's knowledge, all technical information developed by and belonging to the Company which has not been patented has been kept confidential.

     3.7 Authorized Capital Stock. The authorized capital stock of the Company consists of (i) 18,000,000 shares of Preferred Stock, $.001 par value (the "Preferred Stock"), of which 12,688,178 shares have been designated Series A Convertible Preferred Stock, and (ii) 22,000,000 shares of Common Stock. Immediately prior to the Closing, 12,533,676 shares of Series A Convertible Preferred Stock and 2,747,308 shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, and 12,533,676 shares of Common Stock reserved for issuance upon conversion of the Series A Preferred Stock.

     3.8 Litigation. There are no (nor to the Company's knowledge is there any reasonable basis for any) (a) actions, suits, proceedings or investigations at law or in equity or by or before any governmental instrumentality or other agency now pending or to the Company's knowledge, threatened against or affecting the Company, or (b) judgments, decrees, injunctions or orders of any court, governmental department, commission, agency, instrumentality or arbitrator against or affecting the Company.

     3.9 Title to Properties. The Company has good and marketable title to all of its owned properties and assets, free and clear of all mortgages, pledges, security interests, liens, charges and other encumbrances, except for Permitted Encumbrances (as defined below). As of the Closing and after giving effect to the transactions contemplated hereby, the Company will have good and marketable title to all its properties and assets free and clear of mortgages, pledges, security interests, liens, charges and other encumbrances, except under for Permitted Encumbrances. As used herein, "Permitted Encumbrances" means any mortgages, pledges, security interests, liens, charges and other encumbrances
(i) as described in Schedule II hereto, (ii) liens for current taxes, assessments and other governmental charges not overdue, (iii) mechanic's, materialmen's and similar liens which may have arisen in the ordinary course of business and which, in the aggregate, would not be material to the financial condition of the Company, (iv) security interests securing indebtedness not in default for the purchase price of

                                      4.

or lease rental payments on property purchased or leased under capital lease arrangements in the ordinary course of business, and (v) minor imperfections of title, if any, not material in amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company. The Company is in compliance with all of its leases and, to its knowledge, holds a valid leasehold interest in all of its properties free and clear of all liens, charges and other encumbrances.

     3.10 Taxes. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

     3.11 Compliance with Other Instruments. The Company is not in violation or default of any provision of the Charter or By-laws or of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation, license, or permit applicable to the Company which would have a material adverse effect on the Company. The Company does not have any knowledge of any termination or material breach or anticipated termination or material breach by the other parties to any material contract or commitment to which it is a party or to which any of its assets is subject. To the Company's knowledge, there are no warranty claims or other uninsured claims against the Company under completed contracts which might involve a material monetary liability which is not reserved against in the Financial Statements.

4.   Representations and Warranties of the Purchaser

     4.1 Purchase for Own Account. The Purchaser represents that it is acquiring the Notes, the equity securities issuable upon conversion of the Notes, the Warrants and the equity securities issuable upon exercise of the Warrants (collectively, the "Securities") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

     4.2 Information and Sophistication. The Purchaser acknowledges that it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to acquire the Notes and Warrants. The Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes and Warrants and to obtain any

                                      5.

additional information necessary to verify the accuracy of the information given the Purchaser. The Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

     4.3 Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Notes and Warrants involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

     4.4 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

          (a) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) (i) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the 1933 Act.

          (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a stockholder or partner (or retired partner) of such Purchaser, or a registered investment company with a common investment advisor, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors (or to a custodian or trustee for the benefit of the Purchaser or his or her spouse, lineal descendants or ancestors), if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

     4.5 Accredited Investor. The Purchaser is an "accredited investor" as such term is defined in Rule 501 under the 1933 Act.

5.   Miscellaneous

     5.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                                      6.

     5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents, made and to be performed entirely within the State of Colorado.

     5.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     5.5 Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery, one business day after deposit with a reputable overnight courier, or four business days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at 4001 Discovery Drive, Suite 130, Boulder, Colorado 80303, or to the Purchaser at its address shown on the signature page, or at such other address as such party may designate by ten (10) days advance written notice to the other party.

     5.6 Modification; Waiver. No modification or waiver of any provision of this Agreement, the Notes or the Warrants or consent to departure therefrom shall be effective unless in writing and approved by the Company and a majority in interest of the Notes (determined by reference to the principal amount of the Notes outstanding).

     5.7 Survival of Warranties. The warranties, representations, and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

     5.8 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     5.9 Invalidity. If any of the provisions of this Agreement are held invalid or unenforceable, such invalidity or unenforceability shall not affect in any way the validity or enforceability of any other provision of this Agreement except those which the invalidated or unenforceable provision comprises an integral part of or is otherwise clearly inseparable from. In the event any provision is held invalid or unenforceable, the parties shall attempt to agree on a valid or enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the tenor of this Agreement and, on so agreeing, shall incorporate such substitute provision in this Agreement.

                                      7.

     5.10 Expenses. The Company shall reimburse the reasonable fees and expenses of counsel to the Purchasers, incurred in connection with this Agreement and the transactions contemplated herein in an amount not to exceed $25,000.

     In Witness Whereof, the parties have executed this Agreement as of the date first written above.

                                  Company

                                  Genomica Corporation

                                  By:/s/ Thomas G. Marr
                                     __________________________
                                       Thomas G. Marr
                                       President

                                  Purchaser:

                                      /s/ William Galvin
                                  _______________________________________
                                      Assistant Secretary
                                  _______________________________________

                                  _______________________________________

                                  Address: Invesco Global Health Sciences
                                          _______________________________
                                  c/o Invesco Funds Group, Inc.
                                  _______________________________________
                                  7800 East Union Ave
                                  _______________________________________
                                  Denver, CO 80237
                                  _______________________________________
                                  Attn: Buck Phillips
                                  _______________________________________

                                  Purchaser:

                                  Falcon Technology Partners, L.P.
                                  _______________________________________
                                  /s/ James L. Rathmann
                                  _______________________________________
                                  General Partner
                                  _______________________________________

                                  Address: 600 Dorset Rd.
                                          _______________________________
                                  Devon, PA 19333
                                  _______________________________________

                                  _______________________________________

                                  _______________________________________

                                  Purchaser:

                                      /s/ Robert Nelson
                                  _______________________________________

                                  _______________________________________

                                  _______________________________________

                                  Purchaser:

                                      /s/ Kyle Lefkoff
                                  _______________________________________
                                       Kyle Lefkoff, Partner
                                  _______________________________________
                                       Boulder, Co 80302
                                  _______________________________________

                                  Address:
                                          _______________________________

                                  _______________________________________

                                  _______________________________________

                                  _______________________________________

                                  _______________________________________

                                  Purchaser:

                                  The Caruthers Family LLC
                                  _______________________________________
                                  by: Marvin H. Caruthers, Manager
                                  _______________________________________
                                      /s/ Marvin H. Caruthers
                                  _______________________________________

                                  Address: 2450 Cragmoor Rd.
                                          _______________________________
                                  Boulder, CO 80303
                                  _______________________________________

                                  _______________________________________

                                  _______________________________________

                                  _______________________________________

                                      8.

                            Schedule of Purchasers
                            ----------------------

First Closing
-------------

                                        Convertible                                   Total
            Purchaser                      Notes              Warrants             Investment
-----------------------------------     -----------     ---------------------    -------------
Invesco Global Health Sciences Fund     $   362,500       Note Amount x 15%      $  362,500.00
                                                        ---------------------
                                                          Applicable Series
                                                        Preferred Stock Price
Falcon Technology Partners, L.P.        $   362,500                              $  362,500.00
Arch Venture Fund III, L.P.             $   237,500                              $  237,500.00
Boulder Ventures, L.P.                  $    25,000                              $   25,000.00
The Caruthers Family, L.L.C.            $    12,500                              $   12,500.00
                                        -----------     ---------------------    -------------
             TOTALS                     $ 1,000,000                              $1,000,000.00

Second Closing
--------------

                                        Convertible                                   Total
            Purchaser                      Notes              Warrants             Investment
-----------------------------------     -----------     ---------------------    -------------
Invesco Global Health Sciences Fund     $   362,500       Note Amount x 15%      $  362,500.00
                                                        ---------------------
                                                          Applicable Series
                                                        Preferred Stock Price

Falcon Technology Partners, L.P.        $   362,500                              $  362,500.00
Arch Venture Fund III, L.P.             $   237,500                              $  237,500.00
Boulder Ventures, L.P.                  $    25,000                              $   25,000.00
The Caruthers Family, L.L.C.            $    12,500                              $   12,500.00
                                        -----------     ---------------------    -------------
             TOTALS:                    $ 1,000,000                              $1,000,000.00

                                      9.